Components of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net Periodic Benefit Cost:
Service cost	$ 440	$ 608	$ 399
Interest cost	58	77	40
Projected return on plan assets	(47)	(43)	(30)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	(3)	0	1
Net periodic benefit cost	$ 448	$ 642	$ 410